Reverse Recapitalization and Pre-Closing Financing (Details) - Schedule of the Assets and Liabilities $ in Thousands	Sep. 30, 2024 USD ($)
Schedule of the Assets and Liabilities [Abstract]
Cash and cash equivalents	$ 4,940
Other current assets	114
Accrued liabilities	(54)
Net assets acquired	$ 5,000